UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2022

VERANO HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

British Columbia	000-56342	98-1583243
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

415 North Dearborn Street, 4th Floor,

Chicago, Illinois

(Address of Principal Executive Offices)

(312) 265-0730

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 3, 2022, Verano Holdings Corp. (the “Company”) held its 2022 Annual General Meeting of Shareholders (the “Annual Meeting”) virtually. As of the close of business on the record date of June 29, 2022, there were 330,818,664 Class A subordinate voting shares (“SV Shares”) of the Company (on an as-converted basis of 100 SV Shares for one Proportionate Voting Share of the Company) outstanding and entitled to vote at the Annual Meeting.

At the Annual Meeting, the following proposals were submitted to a vote of the Company’s shareholders, with the final voting results indicated below:

Proposal No. 1: The Company’s shareholders elected to set the number of directors of the Company’s board of directors (the “Board”) at four, subject to such increases as may be permitted by the Articles of the Company, with the following votes:

Shares Voted For	Shares Voted Against
29,068,663 (99.15%)	247,886 (0.85%)

Proposal No. 2: The Company’s shareholders elected the following four directors to serve as directors of the Board for terms expiring at the Company’s 2023 Annual General Meeting of Shareholders, with the following votes:

	Shares Voted For	Abstentions
George Archos	28,195,840 (96.18%)	1,120,682 (3.82%)
R. Michael Smullen	28,201,995 (96.20%)	1,114,527 (3.80%)
Edward Brown	28,767,220 (98.13%)	549,302 (1.87%)
Cristina Nuñez	29,039,133 (99.05%)	277,389 (0.95%)

Proposal No. 3: The Company’s shareholders approved the re-appointment of Baker Tilly US, LLP (“Baker Tilly”) as the Company’s independent registered public accounting firm for the year ending December 31, 2022, and the authorization of the Board to fix Baker Tilly’s remuneration and terms of engagement, with the following votes:

Shares Voted For	Abstentions
36,191,662 (99.91%)	33,770 (0.09%)

No other matters were submitted for shareholder action at the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERANO HOLDINGS CORP.

Date: August 4, 2022	By:	/s/ Darren Weiss
	Name:	Darren Weiss
	Title:	Chief Operating Officer, Chief Legal Officer, General Counsel and Secretary